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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 23, 2003

EARTHLINK, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation)	001-15605 (Commission File Number)	58-2511877 (I.R.S. Employer Identification No.)

1375 Peachtree St., Atlanta, Georgia    30309
(Address of principal executive offices)    (Zip Code)

(404) 815-0770
(Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure

        On October 23, 2003, EarthLink, Inc. (the "Company") issued a press release announcing its Board of Directors authorized the repurchase of an additional $100 million shares of the Company's common stock pursuant to its share repurchase program (the "Repurchase Program"). The Company may repurchase its common stock from time to time in compliance with the Securities and Exchange Commission's regulations and other legal requirements, and subject to market conditions and other factors. The Repurchase Program does not require the Company to acquire any specific number of shares and may be terminated at any time. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits

(c)
Exhibits

Exhibit No.	Description
99.1	Press release dated October 23, 2003

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHLINK, INC. (Registrant)
By:	/s/ LEE ADREAN Name: Lee Adrean Title: Chief Financial Officer

Date: October 29, 2003

Exhibit Index

Exhibit No.	Description
99.1	Press release dated October 23, 2003

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  Item 5. Other Events and Regulation FD Disclosure
  Item 7. Financial Statements and Exhibits
SIGNATURE
Exhibit Index